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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2008
                                                         ----------------

                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                    0-50347                 45-0508261
         ---------                   ---------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
      incorporation)                 File Number)         Identification No.)

        120 Evans Avenue, Morristown, Tennessee                37814
        ---------------------------------------                ------
        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.     COMPLETION OF ACQUISITION OF ASSETS.
               -----------------------------------

         Jefferson Bancshares, Inc. (the "Company") completed its previously announced acquisition of State of Franklin Bancshares, Inc. ("State of Franklin Bancshares") effective October 31, 2008. The merger was consummated pursuant to the Agreement and Plan of Merger, dated as of September 4, 2008 ("Merger Agreement"), by and between the Company and State of Franklin Bancshares. In accordance with the Merger Agreement, State of Franklin Bancshares merged with and into the Company and the Company's primary subsidiary, Jefferson Federal Bank, merged with and into State of Franklin Savings Bank, the primary subsidiary of State of Franklin Bancshares. The resulting institution will continue to operate as a Tennessee chartered savings bank under the name "Jefferson Federal Bank."

         For further information, reference is made to the press release dated October 31, 2008, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is furnished herewith.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               ---------------------------------------------------------
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
               --------------------------------------------

         In connection with the merger of State of Franklin Bancshares with and into the Company on October 31, 2008, Randal E. Greene was appointed as the President of the Tri-Cities division of Jefferson Federal Bank. Pursuant to this arrangement, Mr. Greene executed a two-year employment agreement with the Company and Jefferson Federal Bank, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is furnished herewith. Mr. Greene had formerly served as President of State of Franklin Bancshares and State of Franklin Savings Bank.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

         a.    Financial statements of businesses acquired.

         The Company will provide the financial statements of State of Franklin Bancshares required by paragraph (a) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.

         b.    Pro forma financial information.

         The Company will provide the pro forma information required by paragraph (b) of Item 9.01 of Form 8-K on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Securities and Exchange Commission.


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         d.    Exhibits.

         Exhibit Number       Description
         --------------       -----------

         2.1 Agreement and Plan of Merger, dated as of September 4, 2008, by and between Jefferson Bancshares, Inc. and State of Franklin Bancshares, Inc. (Incorporated by reference to the Current Report on Form 8-K filed by Jefferson Bancshares, Inc. on September 5, 2008)

         10.1 Employment Agreement by and among Jefferson Federal Bank, Jefferson Bancshares, Inc. and Randal R. Greene, dated October 31, 2008

         99.1                 Press release dated October 31, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JEFFERSON BANCSHARES, INC.



Dated: October 31, 2008                By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer